UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT RE0PORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 7, 2013

NEW ENERGY SYSTEMS GROUP
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34847	91-2132336
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5th Floor, 51st Building, No. 5 Qiongyu Rd. Hightech Industrial Park Nanshan District Shenzhen City, China 518057
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  917-573-0302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 7, 2013, New Energy Systems Group, a Nevada corporation (the “Company”), announced that Shenzhen Anytone Technology Co., Ltd., a subsidiary of the Company, will attend the Consumer Electronics Show in Las Vegas from January 8 through January 11, 2013.  A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated January 7, 2013, issued by New Energy Systems Group.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENERGY SYSTEMS GROUP

Date: January 10, 2013	By:	/s/ Weihe Yu
Weihe Yu
Chief Executive Officer

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